U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
         Pursuant to Section 13 or 15(d) of the Securities Act of 1934



Date of Report (Date of earliest event reported):  September 14, 2004
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                          HIENERGY TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE            0 - 32093              91-2022980
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       (State or other       (Commission          (I.R.S. Employer
        Jurisdiction         File Number)        Identification No.)
      of incorporation)



          1601-B ALTON PARKWAY, UNIT B
               IRVINE, CALIFORNIA                         92606
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    (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:     949.757.0855
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        (Former name or former address, if changed since last report)

ITEM 9.01. REGULATION FD DISCLOSURE

HiEnergy Technologies, Inc. (OTCBB: HIETE) announced today that it has filed its Annual Report on Form 10-KSB for the fiscal year ended April 30, 2004 (the "2004 Annual Report") with the Securities and Exchange Commission ("SEC").

HiEnergy Technologies delayed filing its 2004 Annual Report in order to complete a restatement of its financial results for the fiscal years ended April 30, 2002 and 2003, and expects to have its amended Annual Reports on Form 10-KSB for the fiscal years ended April 30, 2002 and 2003 filed in a timely manner.

FORWARD-LOOKING STATEMENTS

Any statements made in this press release which are not historical facts contain certain forward-looking statements, as such term is defined in the Private Litigation Reform Act of 1995, concerning potential developments affecting the business, prospects, financial condition and other aspects of the company to which this release pertains. The actual results of the specific items described in this release, and the company's operations generally, may differ materially from what is projected in such forward-looking statements. Although such statements are based upon the best judgments of management of the company as of the date of this release, significant deviations in magnitude, timing and other factors may result from business risks and uncertainties including, without limitation, the company's dependence on third parties, general market and economic conditions, technical factors, the availability of outside capital, receipt of revenues and other factors, many of which are beyond the control of the company. The company disclaims any obligation to update information contained in any forward-looking statement.

These forward looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievement expressed or implied by such forward looking statements. In some cases, you can identify forward looking statements by terminology such as "may," "will," "should," "could," "intend," "expects," "plan," "anticipates," "believes," "estimates," "predicts," "potential," or "continue" or the negative of such terms or other comparable terminology. Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of such statements. In addition to the risks described above, additional risks affecting our Company can be found in our periodic reports filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934.

(b) Attached hereto as Exhibit 99.1 is a press release issued by the Company on September 14, 2004, relating to the filing by the Company of its Annual Report on Form 10-KSB for the fiscal year ended April 30, 2004.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 HIENERGY TECHNOLOGIES, INC.


September 14, 2004               By: /s/ Bogdan C. Maglich
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(Date)                           Name: Bogdan C. Maglich,
                                 Chief Executive Officer, Chairman of the Board,
                                 President and Treasurer